

Todd Clyde, CEO

Digirad Corporation

NASDAQ: DRAD

Investor Meetings – BIOCOM (Oct 2009)

Forward-Looking Statements

Certain statements in this presentation that are not a description of historical facts are forward-looking statements as determined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and include words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other terms that discuss future operating or financial performance and/or events. Examples of such forward-looking statements include, but are not limited to, statements about the Company's revenues, expenses, margins, cash flow operations, personnel and equipment leasing services, centers of influence strategy and benefits, market conditions and trends, heath care dynamics, demand for imaging leasing services and products, imaging modality trends, competitive advantages, utilization, cost control, financial results. These forward-looking statements are based upon current assumptions and expectations that involve risks and uncertainties that could cause actual events and financial performance to differ materially. Risks and uncertainties include but are not limited to, regulatory and reimbursement changes, new technology adoptions, future clinical protocols, industry, regulatory and health care trends, changes in the company's markets, and competition. More information about risks and uncertainties is available in the Company's filings with the U.S. Securities & Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The information discussed in and during this presentation should be used in conjunction with the consolidated financial statements and notes included in those Reports and speak only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements. All such statements are qualified in their entirety by this cautionary statement, and Digirad undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

DIGIRAD

Digirad provides diagnostic imaging products and equipment & personnel leasing services that improve patient care while driving positive health care economics


Because Your
Doctor Cares

Cardiusx•act









c-pax



Diagnostic Imaging

Portable Imaging for Today's Patient, Physician Needs

- Diagnostic requirements for aging population
- Early detection is better health care
- Patients prefer own primary-care physicians
- Leasing equipment/technicians solves physician cost issues
- New revenue stream for primary-care practices
- Made possible by solid-state technology

(Improved Health care)

(Efficient Economics)





Population Growth (USA) – People over 65

Rapid Growth Anticipated in USA and World



WebMD
Better information. Better health.

Article Link: http://www.webmd.com/healthy-aging/news/20030213/americans-over-65-to-double-by-2030

Healthy Aging Health Center

This article is from the WebMD News Archive

Americans Over 65 to Double by 2030

Fewer Babies, Longer Life Spans to Strain Global Healthcare Resources

WebMD Health News

Feb. 13, 2003 -- Getting older? Worried about aging? You're far from alone. New research shows the world's elderly population is expected to more than double in the next 30 years, but experts say it's not likely to be a graceful process.

Though the number of adults over 65 in the U.S. alone is expected to grow from about 35 million in 2000 to 71 million by 2030, the gradual graying of the globe will have an even bigger impact on developing countries, where the number of people over 65 is projected to nearly triple from 249 million to 690 million.

The new data, published in the Feb. 14 issue of the CDC's *Morbidity and Mortality Weekly Report*, is based on information from the U.S. Bureau of the Census, the World Health Organization, and the United Nations.

Researchers say a 20-year increase in the average life span and a decline in fertility over the last half century combined with the baby boom of the post World War II years has fueled the dramatic increase in the elderly population. Life expectancy now ranges from 76 to 80 in developed countries, and life expectancy has also increased in lesser-developed countries.

In addition, women are having fewer babies, which means that the elderly are expected to account for a substantially larger proportion of the world's population than ever before.

At the same time, the world has also experienced a major shift in the leading causes of death -- from infectious diseases and acute illness to chronic diseases and degenerative illness. Those changes mean that the aging population will put a much greater strain on healthcare systems and for a longer period of time.

For example, in the U.S., about 80% of all persons over age 65 have at least one chronic condition and 50% have two, such as heart disease, respiratory conditions, neurological disorders, diabetes, and cancer. In fact, diabetes affects about one in five people over 65, and 10% suffer from Alzheimer's disease.

Other chronic conditions, such as arthritis and osteoporosis, can also contribute to severe disability. Arthritis affects about 59% of people over 65 in the U.S. and is the leading cause of disability.

Together, those trends are already having a major impact on the healthcare system and will potentially lead to even greater healthcare costs. In the U.S., spending on nursing home and home healthcare has already doubled from 1990-2001 and is now more than $132 billion.

Researchers say the burden of paying for these largely public-supported healthcare programs is likely to fall on a dwindling number of working adults under the age of 65, which will likely lead to a shortage of public resources.



USA Population Growth - Millions
700
600
500
400
300
200
100
0
2010
2030
USA
Developing Countries

- USA Population to Double from 2010 to 2030 from 35 M to 71M people,
- 3X growth expected in developing countries (from 249M to 690M)
- 80% of people over 65 have 1 chronic condition and 65% have 2 chronic conditions

USA over 65 population to Double by 2030

In-Office Cardiovascular Imaging



Washington
Montana
North Dakota
Minnesota
Oregon
Idaho
South Dakota
Wisconsin
Michigan
Wyoming
Nebraska
Iowa
Nevada
Utah
Colorado
Illinois
California
Kansas
Missouri
Kentucky
Arizona
New Mexico
Oklahoma
Arkansas
Mississippi
Alabama
Texas
Louisiana
New Hampshire
Vermont
Maine
Massachusetts
New York
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
W. Virginia
Virginia
N. Carolina
S. Carolina
Existing Service Hubs

A Network of 38 Locations

Centers of Influence Strategy

Relationships for the Long-term

- Centers of Influence
  - New revenues from reading fees
  - New revenue from interventional procedures
    - Referrals from primary-care physicians improve
- Primary-Care Physicians
  - Affiliation with luminary institution
  - Higher retention of patients
  - Ancillary revenue
- Digirad
  - Aligned with high-profile academic medical institutions
  - Greater penetration of local base of primary-care physicians
  - Greater utilization leads to profitable revenues



Because Your Doctor Cares

High-Quality, High-Performance Equipment



Cardius2XPO®



Cardiusx•act



2020tc® Imager

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Technology to Drive Future Clinical Protocols

New Technology – New Clinical Protocols

Likely to Accelerate System Migration

Year	Technology
2012	Absolute QUANT
	Simultaneous S/R
	SPECT VCT
	Rapid Imaging (Geometries/SW)
2000	SPECT AC
1990	Gated SPECT
	SPECT Imaging
	Gated Imaging
1980	Planar Imaging

(Technology Progression)

Black = Migrations

(yellow oval) = Future Migrations

New Technology

cardiusx·act


DIGIRAD
DIGIRAD

(Being sold today!!)

VCT Attenuation

- reliable
- efficient
- low dose
- Economical
- high precision

c·pax

East Access to
Patient Image Data



Cardius 3



Instant Access. Anywhere.



Internet

Secure Off-Site Archival of Data



1
2
3

Automated
Report Generation



c·pax
c·pax

2009 Digirad Mission Statement:

"Make Money and Generate Cash"

Management team

Senior Management

Todd Clyde, President & CEO

- CEO and President and member of the Board of Directors since Oct 2008; he joined Digirad as Chief Financial Officer in Nov 2002
- Formerly head senior finance/accounting positions at Verance Corporation, I-Bus/Phoenix and Ernst & Young, LLP

Richard Slansky, Chief Financial Officer

- CFO since Mar 2009; he has over 25 years of financial and operational experience in medical device, high-tech and biotech companies
- Formerly President & CFO SpaceDev Inc.

Randy Weatherhead, Sr. Vice President Business Development & Marketing

- SVP of Marketing & Bus. Development since Jan 2009; he joined Digirad as VP of Marketing in Aug of 2005; has over 25 years of experience in medical imaging sales & marketing, product development and strategic planning
- Formerly Global VP Siemens Medical Systems

Virgil Lott, Senior Vice President of Operations

- Became SVP of Operations in Oct 2009; he is responsible for operations and customer service for both our product and DIS divisions; he joined Digirad as VP of Cust. Service in Feb 2006; has over 25 years experience in Imaging
- Formerly held various customer service leadership positions within BC Technical, Philips Medical Systems & ADAC

Board of Directors

King Nelson, Chairman of the Board; President & CEO Uptake Medical

Gary Burbach, President & CEO Thoratec Corporation

Todd Clyde, President & CEO Digirad

Lloyd H. Malchow, President & CEO SenoRx Corporation

Steven Mendell, Formerly President & CEO for LMA, Inc.

Kenneth E. Olson, Formerly CEO Proxima Corporation

John Sayward, Formerly Partner at Nippon Heart Hospital LLC

Balance Sheet

Liquid, Strong Ratios, No Long-Term Debt

(In millions, except per share data)	Sept 30, 2009 (Unaudited)	Dec 31, 2008
Cash/equivalents and securities	$ 31.1	$ 28.2
Total current assets	$ 47.8	$ 45.7
Total current liabilities	$ 10.7	$ 12.1
Long-term debt	$ 0.0	$ 0.0
Shareholders' equity	$ 49.3	$ 49.0
Current ratio	4.4:1	3.8:1
Quick ratio	3.7:1	3.4:1
Working capital	$37.0	$33.6
Shareholders' equity per share	$2.60	$2.59

Current Ratio



6.0
5.0
4.0
3.0
2.0
1.0
0.0
$M
Healthy Current Ratio
Min. Acceptable for
Current Ratio
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Current Ratio

Equity Trends



100.0
80.0
60.0
40.0
20.0
0.0
-20.0
-40.0
$M
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$
-$
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Market Cap
Enterprise Value
Stock Price
Cash/Share
Equity
Cash

Operating Results

(In millions, except per share)	(Unaudited) YTD Sept '09	2008	2007	2006
Revenues	$ 53.2	$ 80.4	$ 73.9	$ 71.9
Gross Profit	$ 15.5	$ 20.1	$ 20.5	$ 19.1
Operating Expenses	$ 15.4	$ 27.7	$ 23.4	$ 27.3
Operating Income/(Loss)	$ 0.1	$ (7.6)	$ (2.8)	$ (8.2)
Net Income/(Loss)	$ 0.4	$ (6.9)	$ (1.4)	$ (6.3)
Earnings/(Loss) Per Share	$0.02	$(0.36)	$(0.07)	$(0.34)
Shares Outstanding	19.0*	19.0	18.8	18.8

* Including 449,000 shares of treasury stock

Consolidated Results


Revenue
($ Millions)
90
80
70
60
50
40
30
20
10
0
2005
2006
2007
2008
2009 YTD


Net Income/(Loss)
($ Millions)
2
0
-2
-4
-6
-8
-10
-12
2005
2006
2007
2008
2009 YTD

Margin Trends

Gross Margin, SG&A as % of Revenue –

Driving Improvement



35%
30%
25%
20%
15%
10%
5%
0%
33%
32%
27%
25%
23%
22%
26%
28%
25%
29%
2005
2006
2007
2008
2009 YTD (through Sept)
Gross Margin
SG&A as % of Revenue

Investment Merits

- Demographics result in diagnostic imaging demand
- Focus on profit, cash generation
- Driving favorable technology trends
- Strong balance sheet
  - ~$31.1 million cash/securities available-for-sale (Sept 30, 2009)
  - No long-term debt
- Attractive valuation
  - ~$1.64 cash/securities per share (Sept 30, 2009)
  - ~$23.0 enterprise value (Sept 30, 2009)
- Steady improvement in Stock Price
  - $2.85 Sept 30st 2009 from $0.58 Dec 31st 2008

Stock Data

Nasdaq symbol	DRAD
52-week trading range	$0.48 to $3.14
Close 10/23/2009	$2.40
Average daily trading volume	140K shares
Shares outstanding	19.0 million
Float (shares)	18.5 million
Market capitalization (9/30/2009)	$45.5 million

Source: Yahoo Finance Oct 23, 2009

Digirad Corporation

Nasdaq: DRAD

October 2009